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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        September 24, 1999
                                                  -----------------------------



                             CORPORATE EXPRESS, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Colorado                          0-24642               84-0978360
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(State or Other Juris-               (Commission File        (IRS Employer
diction of Incorporation)             Number)               Identification No.)


     1 Environmental Way
     Broomfield, Colorado                                      80021-3416
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     (Address of Principal                                     (Zip Code)
     Executive Offices)


                                 (303) 664-2000
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS

                  On September 24, 1999, the Registrant entered into the First Amendment to Agreement and Plan of Merger among Buhrmann NV, North Acquisition Corporation and the Registrant. On September 27, 1999, the Registrant issued a press release announcing the aforementioned amendment as well as the following events: (i) the setting of an October 22, 1999 date for the Registrant's special shareholders' meeting; (ii) the consummation of the sale of the Registrant's same-day courier delivery business; and (iii) the execution by the Registrant of an agreement to settle all outstanding shareholder litigation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1     Press Release dated September 27, 1999.

                  99.2 First Amendment to Agreement and Plan of Merger among Buhrmann NV, North Acquisition Corporation and Corporate Express, Inc. dated as of September 24, 1999.


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                 DESCRIPTION
------                 -----------
 99.1     Press Release dated September 27, 1999.

 99.2     First Amendment to Agreement and Plan of Merger among
          Buhrmann NV, North Acquisition Corporation and
          Corporate Express, Inc. dated as of September 24, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CORPORATE EXPRESS, INC.
                                                  (Registrant)


                                                   /s/ Gary M. Jacobs
                                                   ----------------------------
Date: October 1, 1999                       By:    Gary M. Jacobs
                                            Title: Executive Vice President and
                                                   Chief Financial Officer



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